SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2013

ABIOMED, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-09585	04-2743260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 Cherry Hill Drive

Danvers, MA 01923

(Address of principal executive offices) (Zip Code)

(978) 646-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Centers for Medicare & Medicaid Services (CMS) is currently transitioning from ICD-9 to ICD-10 codes, scheduled for implementation on October 1, 2014.

On October 30, 2013, an update was posted by CMS to the Draft ICD-10-CM/PCS MS-DRG Definitions Manual, version 31. In version 31, the proposed code for the Impella® pump is mapped to DRGs 216, 217, 218, 219, 220, and 221, consistent with the most common current DRG mapping for the Impella® pump. This is a change from Definitions Manual version 30 (released September 18, 2013), which mapped the proposed Impella® pump code 02HL3DZ to DRGs 228, 229, 230.

Please consult CMS’ website, http://www.cms.gov/Medicare/Coding/ICD10/ICD-10-MS-DRG-Conversion-Project.html , for further details and the download of Draft ICD-10-CM/PCS MS-DRG Definitions Manual, version 31.

As a reminder, CMS’ intent for ICD-10 is to be more descriptive, not to change DRG mapping or payment. Today’s version 31 of the MS-DRG Definitions Manual is consistent with current reimbursement.

We also note that Impella has been shown as cost-effective in several peer-reviewed publications, both on an incremental cost effectiveness ratio basis (in both the elective and emergent setting) as well as in a budget impact model, and that other hemodynamic support devices, including Extracorporeal Membrane Oxygenation (ECMO), extracorporeal ventricular assist devices, and implantable left ventricular assist devices, all currently are reimbursed at higher DRG levels.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.

Forward looking statements

The information contained in this Item 7.01 contains forward-looking statements, including statements regarding anticipated regulatory actions and their impact on our products, commercial growth, and future opportunities. Our actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including uncertainties associated with development, testing and related regulatory approvals, anticipated future losses, complex manufacturing, high quality requirements, dependence on limited sources of supply, competition, technological change, government regulation, litigation matters, future capital needs and uncertainty of additional financing, and other risks and challenges detailed in our filings with the Securities and Exchange Commission, including our annual report filed on Form 10-K and our most recently filed quarterly report on Form 10-Q. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this current report. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this current report or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABIOMED, Inc.

By:	/s/ Robert L. Bowen
Robert L. Bowen
Vice President and Chief Financial Officer

Date: October 30, 2013

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